UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022 (February 24, 2022)

NUVEEN SENIOR INCOME FUND

(Exact name of registrant as specified in its charter)

Massachusetts	811-09571	36-4316644
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 West Wacker Drive Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 257-8787

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Amendment of By-Laws. On February 24, 2022, the Board of Trustees of Nuveen Senior Income Fund, a registered closed-end management investment company (the “Fund”), adopted Amendment No. 1 (the “Amendment”) to the Amended and Restated By-Laws of the Fund. The Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On February 24, 2022, the Fund issued a press release in connection with the adoption of the Amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amendment No. 1 to Amended and Restated By-Laws

99.1	Press Release, dated February 24, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN SENIOR INCOME FUND

	By:	/s/ David J. Lamb
	Name:	David J. Lamb
	Title:	Chief Administrative Officer

DATE: February 25, 2022

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